UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 26, 2021

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037__________
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

Not applicable______________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On March 26, 2021, Contrail Aviation Leasing, LLC (“CAL”), a wholly-owned subsidiary of Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”), entered into a purchase agreement to acquire a IAE V2530-A5 aircraft engine with engine serial number V10150 and as such engine and parts are further described in Schedule 1 to the purchase agreement. Contrail completed the purchase on March 30, 2021 and assumed the lessor’s interest in the existing lease related to the engine. The transaction value upon closing exceeded $5,000,000 and copies of the Purchase Agreement, Bill of Sale, Acceptance Certificate and Form of Assignment Assumption and Amendment Agreement entered into with respect to these transactions are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 which are incorporated herein by reference.*

The purchase of the engine as discussed above continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.

The foregoing summary of the terms of the transaction documents do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively hereto and are incorporated by reference herein.

*Portions of these transaction exhibits have been omitted for confidential treatment.

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent responsive, the information included in Item 1.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

10.1    Form of Engine Purchase Agreement, dated December 23, 2020 by and between Equipment Lease Finance Corporation and Contrail Aviation Leasing, LLC.*
10.2    Bill of Sale dated March 30, 2021
10.3    Acceptance Certificate dated March 30, 2021
10.4    Form of Assignment, Assumption and Amendment Agreement dated March 30, 2021*

*Portions of these transaction exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2021

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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